EXHIBIT A

                        LAWRENCE B. SEIDMAN, INDIVIDUALLY
                                 100 Misty Lane
                          Parsippany, New Jersey 07054
Principal occupation: Attorney and Consultant.
President, General Counsel and Director of Menlo Acquisition Corporation Employment principally conducted through Seidman & Associates, L.L.C. (Manager), Seidman & Associates II, L.L.C. (Manager), Seidman Investment Partnership, L.P.(General Partner), and Lawrence B. Seidman, Esq.

                                 KEVIN S. MOORE
                              Clark Estates, Inc.
                             One Rockefeller Plaza
                               New York, NY 10020
Principal Occupation: Senior Vice President
Employment conducted through: Clark Estates,Inc.

                                ANGELA CALI KLOBY
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   BRANT CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Chief Operating Officer, Mack-Cali
Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                CHRISTOPHER CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Part-Time Musician
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                  JOHN R. CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Executive Vice President, Mack-Cali Real Estate Corporation (Public REIT)
Employment conducted through: Mack-Cali Real Estate
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                   JONNA CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                    ROSE CALI
                                11 Commerce Drive
                           Cranford, New Jersey 07016
Principal Occupation: Unemployed
Member of Seidcal & Associates, LLC
Seidcal & Associates, LLC is a Member of SAL and SAL II

                                 DENNIS POLLACK
                                47 Bluebery Drive
                            Woodcliff Lake, NJ 07675
Principal Occupation: President of Pegasus Funding Group
Employment conducted through: Pegasus Funding Group


                             BENCHMARK PARTNERS,L.P.
                               750 Lexington Avenue
                            New York, NY 10022
                        Richard Whitman, General Partner
                       Lorraine DiPaolo, General Partner
Principal Business: Registered Investment Partnership

                          RICHARD WHITMAN, INDIVIDUALLY
                           Palisade Capital Management
                                 1 Bridge Plaza
                               Fort Lee, NJ 07024
Principal Occupation: Executive Vice President Investments, Palisade Capital
                      Management
Employment conducted through: Palisade Capital Management; Benchmark
                              Partners, L.P.

                         LORRAINE DIPAOLO, INDIVIDUALLY
                               750 Lexington Avenue
                               New York, NY 10022
Principal Occupation: Executive Vice President (The Benchmark Company, Inc.) Employment conducted through: Benchmark Capital Advisors (Executive Vice President)
Benchmark Partners, L.P. (General Partner); and The Benchmark Company, Inc. (Executive Vice President)